UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2018

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 20, 2018,  Tri-State Generation and Transmission Association, Inc. (“Tri-State”), Basin Electric Power Cooperative (“Basin”),  City of Lincoln, Nebraska, Heartland Consumers Power District (“Heartland”), Wyoming Municipal Power Agency, and Western Minnesota Municipal Power Agency entered into Amendment No. 12 (“Amendment 12”) to the Missouri Basin Power Project—Laramie River Electric Generating Station and Transmission System Participation Agreement, executed on various dates during the months of September, November and December, 1975, taking effect as of May 25, 1977 (“Participation Agreement”).

Amendment 12 extends the term of the Participation Agreement to December 31, 2042, increases Tri-State’s ownership share in the Missouri Basin Power Project to 27.13 percent, which reflects Tri-State acquisition of Heartland’s 3 percent ownership share, and revises the voting methodology for the various committees related to the Missouri Basin Power Project.

Basin is a cooperative of which Tri-State is a member and as a result patronage capital is held by Basin for the account of Tri-State.

The foregoing description of Amendment 12 does  not purport to be complete and is qualified in its entirety by reference to the full text of Amendment 12, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

10.1    Amendment No. 12 to Missouri Basin Power Project—Laramie River Electric Generating Station and Transmission System Participation Agreement, dated as of September 20, 2018, amongst Basin Electric Power Cooperative, Tri State Generation and Transmission Association, Inc. , City of Lincoln, Nebraska, Heartland Consumers Power District, Wyoming Municipal Power Agency, and Western Minnesota Municipal Power Agency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: September 26, 2018	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer